Exhibit 10.10 1 DIRRSU1YRCV2021-1 SMILEDIRECTCLUB, INC. 2019 OMNIBUS EQUITY INCENTIVE PLAN RESTRICTED STOCK GRANT NOTICE SmileDirectClub, Inc., a Delaware corporation (the “Company”), pursuant to the SmileDirectClub, Inc. 2019 Omnibus Incentive Plan and any applicable sub-plan for a particular country, as applicable (together, the “Plan”), has granted to the participant set forth below (the “Participant”), as of the date set forth below (the “Date of Grant”), a restricted stock award covering the number of shares set forth below (the “Restricted Shares”). The Restricted Shares are subject to all of the terms and conditions set forth in this Restricted Stock Unit Grant Notice (the “Grant Notice”) and the Restricted Stock Agreement (the “RS Agreement”) and the Plan, both of which are attached hereto and incorporated herein in their entirety. Capitalized terms not explicitly defined in this Grant Notice but defined in the Plan or the RS Agreement will have the same definitions as in the Plan or the RS Agreement. In the event of any conflict between the terms of the Grant Notice and the Plan, the terms of the Plan will control. Participant: Date of Grant: Total Number of Restricted Shares: Vesting Commencement Date: Acceptance Schedule: By clicking “Accept” below, Grantee acknowledges receipt of a copy of the Plan and the prospectus covering the Plan and acknowledges that the award is subject to all the terms and provisions of the Plan and this RS Agreement. Grantee further agrees to accept as binding, conclusive and final all decisions and interpretations by the Committee of the Plan upon any questions arising under the Plan. Failure to Accept this Award document within twenty-one (21) calendar days of the grant date may result in the forfeiture of your Restricted Shares and all of your rights to and interest in the Restricted Shares shall terminate upon forfeiture without payment of consideration. Vesting Schedule: So long as Participant’s Continuous Service Status does not terminate (and provided that no vesting shall occur following the date of such termination), the Restricted Shares shall vest in accordance with the vesting schedule below. The Restricted Shares shall vest on the earlier of June 1, 2023, or the day before the date of the Company’s annual meeting of stockholders for 2023, subject to the terms and conditions of the Plan and the RS Agreement that are incorporated herein by reference. The Restricted Shares are also subject to full vesting acceleration upon a Change in Control as defined in the Plan. The foregoing vesting schedule notwithstanding, in the event of the Grantee’s death, 100% of the unvested Restricted Stock shall vest as of the date of Grantee’s death.

2 Each tranche of Restricted Shares that vests, or is scheduled to vest, pursuant to this Grant Notice is hereby designated as a “separate payment” for purposes of Treasury Regulation Section 1.409A-2(b)(2). Taxes and 83(b) Election: The Participant (and not the Company or any Affiliate) shall be responsible for Participant’s federal, state, local or foreign tax liability and any other tax consequences that may arise as a result of this award. The Participant understands that the Participant may make an election to alter the tax treatment of the Restricted Shares, and that such election must be filed within thirty (30) days after the Grant Date to be effective. The Participant should consult with the Participant’s own tax advisor to determine the tax consequences of acquiring the Restricted Shares and the advantages and disadvantages of filing the Code Section 83(b) election. The Participant acknowledges that it is the Participant’s sole responsibility, and not the Company’s, to file a timely election under Code Section 83(b), even if the Participant requests the Company or its representatives to make this filing on the Participant’s behalf. The Participant must notify the Company promptly upon making any such election. A form 83(b) Election is attached as Exhibit A to the RS Agreement for convenience. [Signature Page Follows]

3 BY YOUR SIGNATURE BELOW, along with the signature of the Company’s representative, you and the Company agree that the Restricted Shares are hereby awarded under the terms and conditions of this Agreement, the Grant Notice and the Plan. SMILEDIRECTCLUB, INC. ________________________________ Name: Title: PARTICIPANT Name:

4 SMILEDIRECTCLUB, INC. 2019 OMNIBUS EQUITY INCENTIVE PLAN RESTRICTED STOCK UNIT AGREEMENT Pursuant to your Restricted Stock Grant Notice (the “Grant Notice”) and this Restricted Stock Agreement (the “Agreement”), SmileDirectClub, Inc., a Delaware corporation (the “Company”), has granted you (the “Participant”), as of the Date of Grant set forth in the Grant Notice, a restricted stock award covering the number of shares set forth in the Grant Notice (the “Restricted Shares”) pursuant to the Company’s 2019 Omnibus Incentive Plan and any applicable sub-plan for a particular country (together, the “Plan”). Capitalized terms not explicitly defined in this Agreement or in the Grant Notice but defined in the Plan or in the Grant Notice shall have the meaning ascribed to them in the Plan or in the Grant Notice. In the event of any conflict between the terms of this Agreement and the Plan, the terms of the Plan will control. 1. Restrictions on Unvested Shares. While the Restricted Shares are unvested, Participant may not sell, transfer, pledge or assign (other than by will or by the laws of descent and distribution) the Restricted Shares. On and after the date of vesting, the Restricted Shares will become freely transferable (subject to Applicable Laws or additional restrictions imposed by the Company as permitted under the Plan). 2. Record of Shares. Unless the Company otherwise determines, the Company (or its transfer agent) will make an appropriate book entry representing the Restricted Shares until such time as the Restricted Shares vest. Upon the vesting of the Restricted Shares, the Company will transfer or release the Restricted Shares to the Participant in such manner as it deems appropriate, which may include making an appropriate book entry, removing any stop-transfer order or other restriction, as appropriate, transferring the vested Restricted Shares to a brokerage account or delivering to the Participant a stock certificate or stock certificates representing the shares. 3. Voting and Dividend Rights. At all times after the Grant Date, Participant may exercise full voting rights and will be credited with all dividends and other distributions paid with respect to the Restricted Shares, in each case so long as the Participant has not forfeited the Restricted Shares on or before the applicable record date; provided that any such dividends and other distributions will be held in the custody of the Company and will be subject to the same risk of forfeiture, restrictions on transferability and other terms of this award that apply to the Restricted Shares with respect to which such distributions were made. All such dividends or other distributions shall be paid to the Participant within 45 days following the date the Restricted Shares vest. 4. Termination. Except as otherwise provided in the Plan, any addenda to the Plan made pursuant to Section 4(d) of the Plan, or the Grant Notice, if Participant’s Continuous Service Status terminates at any time for any reason, all Restricted Shares for which vesting is no longer possible under the terms of the Grant Notice and this Agreement shall be forfeited to the Company on the date of such termination of Continuous Service Status, and all rights of Participant to such Restricted Shares shall immediately terminate at such time. Further, unless otherwise approved by the Company, Participant’s right to vest in the Restricted Shares will terminate as of the date of termination of the Participant’s Continuous Service Status and will not be extended by any contractual notice period or any period of “garden leave” or similar notice period mandated under employment laws in the jurisdiction where Participant is employed or the terms of Participant’s employment agreement, if any. 5. Responsibility for Taxes. As a condition to the grant and vesting of the Restricted Shares, Participant acknowledges that, regardless of any action taken by the Company or, if different, the Employer, the liability for all income tax, social security contributions (including employer’s social

5 security contributions to the extent such amounts may be lawfully recovered from the Participant), social insurance, payroll tax, fringe benefits tax, payment on account or other tax-related items (or any equivalent or similar taxes, contributions or other relevant tax-related items in any relevant jurisdiction) or required deductions, withholdings or payments legally applicable to him or her and related to the receipt or vesting of the Restricted Shares or subsequent sale of the Restricted Shares, or the participation in the Plan (“Tax-Related Items”) is and remains Participant’s sole responsibility and may exceed the amount actually withheld, if any, by the Company or the Employer. Participant further acknowledges and agrees that Participant is solely responsible for filing all relevant documentation that may be required in relation to the Restricted Shares or any Tax-Related Items (other than filings or documentation that is the specific obligation of the Company, its Parent, Subsidiaries or Affiliates (the “Company Group”) pursuant to Applicable Laws), such as, but not limited to, elections under Code Section 83(b), personal income tax returns or reporting statements in relation to the receipt or vesting of the Restricted Shares, the holding of Shares or any bank or brokerage account, the subsequent sale of Shares, and the receipt of any dividends. Participant further acknowledges that the Company and/or the Employer: (i) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Restricted Shares, including, but not limited to, the receipt, vesting or sale of the Restricted Shares and the receipt of any dividends; and (ii) do not commit to and are under no obligation to structure the terms of the grant or any aspect of the Restricted Shares to reduce or eliminate Participant’s liability for Tax-Related Items or achieve any particular tax result. Participant also understands that Applicable Laws may require varying Share valuation methods for purposes of calculating Tax-Related Items, and the Company assumes no responsibility or liability in relation to any such valuation or for any calculation or reporting of income or Tax-Related Items that may be required of Participant under Applicable Laws. Further, if Participant is subject to Tax-Related Items in more than one jurisdiction between the Date of Grant and the date of any relevant taxable or tax withholding event, as applicable, Participant acknowledges that the Company and/or the Employer (or former employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction. Pursuant to this Agreement and subject to Applicable Laws, Participant authorizes the Company and/or the Employer, or their respective agents, at their discretion, to satisfy Participant’s Tax Withholding Obligations, if any, by (i) withholding from Participant’s wages or other compensation paid to Participant by the Company or the Employer, (ii) withholding from proceeds of the sale of Restricted Shares through a voluntary sale or through a mandatory sale arranged by the Company (on Participant’s behalf pursuant to this authorization) without further consent, (iii) withholding Shares that would otherwise vest or (iv) such other method as determined by the Company. Depending on the method of satisfying the Tax Withholding Obligations, the Company may pay, withhold or account for such Tax Withholding Obligations by considering applicable minimum statutory withholding amounts or other applicable tax or withholding rates, including maximum applicable rates, in which case Participant will receive a refund of any over-withheld or over-paid amount in cash and will have no entitlement to the applicable Restricted Share. Participant agrees to pay to the Company or the Employer any amount of Tax Withholding Obligations that the Company or the Employer may be required to pay, withhold or account for as a result of Participant’s receipt or vesting of the Restricted Shares or the participation in the Plan that cannot be satisfied by the means previously described. The Company may refuse to remove the restrictions on the Restricted Shares and/or forfeit the Restricted Shares if Participant fails to comply with his or her obligations in connection with the Tax Withholding Obligations.

6 Participant understands that Participant may suffer adverse tax consequences as a result of Participant’s receipt, vesting or the disposition of the Restricted Shares. Participant represents that Participant has consulted any tax consultants Participant deems advisable in connection with the receipt, vesting and/or the disposition of the Restricted Shares and that Participant is not relying on the Company (or the Employer) for any tax advice. 6. Nature of Grant. In accepting the Restricted Shares, Participant acknowledges, understands and agrees that: (a) the Plan is established voluntarily by the Company, is discretionary in nature, and may be amended, suspended or terminated by the Company at any time, to the extent permitted by the Plan; (b) the grant of the Restricted Shares is voluntary and occasional and does not create any contractual or other right to receive future grants of restricted stock units, or benefits in lieu of restricted stock units, even if restricted stock units have been granted in the past; (c) all decisions with respect to future restricted stock units or other grants, if any, will be at the sole discretion of the Company; (d) Participant is voluntarily participating in the Plan; (e) the Restricted Shares and the Shares allocated to the Restricted Shares are not intended to replace any pension rights or compensation and are outside the scope of Participant’s employment contract, if any; (f) the Restricted Shares and the Shares allocated to the Restricted Shares , and the income and value of same, are not part of normal or expected compensation for any purpose, including, without limitation, calculating any severance, resignation, termination, redundancy, dismissal, end-of- service payments, bonuses, long-service awards, pension or retirement or welfare benefits or similar payments; (g) unless otherwise provided in the Plan or by the Company in its discretion, the Restricted Shares and the benefits evidenced by this Agreement do not create any entitlement to have the Restricted Shares or any such benefits transferred to, or assumed by, another company nor to be exchanged, cashed out or substituted for, in connection with any corporate transaction affecting the Shares; and (h) no entity in the Company Group shall be liable for any foreign exchange rate fluctuation between Participant’s local currency and the United States Dollar or the selection by the Company or any member of the Company Group in its sole discretion of an applicable foreign exchange rate that may affect the value of the Restricted Shares (or the calculation of income or Tax-Related Items thereunder) or of any amounts due to Participant pursuant to the settlement of the Restricted Shares or the subsequent sale of the Shares allocated to the Restricted Shares. (i) no claim or entitlement to compensation or damages arises from termination of the Restricted Shares or diminution in value of the Restricted Shares or Shares and Participant irrevocably releases the Company and all Participating Companies from any such claim that may arise. If, notwithstanding the foregoing, any such claim is

7 found by a court of competent jurisdiction to have arisen then, by signing this Agreement, Participant shall be deemed irrevocably to have waived Participant’s entitlement to pursue such a claim. 7. No Advice Regarding Grant. The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding Participant’s participation in the Plan, or Participant’s receipt, vesting or settlement of the Restricted Shares or the Shares allocated thereto or the sale of such Shares. Participant is hereby advised to consult with his or her own personal tax, legal and financial advisors regarding his or her participation in the Plan and the Restricted Shares before accepting the Restricted Shares or otherwise taking any action related to the Restricted Shares or the Plan. 8. Data Privacy. The following provisions shall only apply to Participant if he or she resides outside the European Economic Area: (a) Participant voluntarily consents to the collection, use, disclosure and transfer to the United States and other jurisdictions, in electronic or other form, of his or her personal data as described in the Agreement and any other Award materials (“Data”) by and among, as applicable, the Company and any the Company, any Parents or Subsidiaries for the exclusive purpose of implementing, administering, and managing his or her participation in this Agreement. (b) Participant understands that the Company and any Parents or Subsidiaries may collect, maintain, process and disclose, certain personal information about him or her, including, but not limited to, his or her name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in the Company, details of all equity awards or any other entitlement to stock awarded, canceled, exercised, vested, unvested or outstanding in his or her favor, for the exclusive purpose of implementing, administering and, managing this Agreement. (c) Participant understands that Data will be transferred to one or more service provider(s) selected by the Company, which may assist the Company with the implementation, administration and management of this Agreement. Participant understands that the recipients of the Data may be located in the United States or elsewhere, and that the recipient’s country (e.g., the United States) may have different, including less stringent, data privacy laws and protections than his or her country. Participant understands that if he or she resides outside the United States, he or she may request a list with the names and addresses of any potential recipients of the Data by contacting his or her local human resources representative. Participant authorizes the Company and any other possible recipients that may assist the Company (presently or in the future) with implementing, administering and managing this Agreement to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purposes of implementing, administering and managing his or her participation in this Agreement. (d) Participant understands that Data will be held only as long as is necessary to implement, administer and manage his or her participation in this Agreement, including to maintain records regarding participation. Participant understands that if he or she resides in certain jurisdictions, to the extent required by applicable laws, he or she may, at any time, request access to Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents given by accepting these Awards, in any case without cost, by contacting in writing his or her local human resources representative. Further, Participant understands that he or she is providing these consents on a purely voluntary

8 basis. If Participant does not consent or if he or she later seeks to revoke his or her consent, his or her engagement as a service provider with the Company or any Parents or Subsidiaries will not be adversely affected; the only consequence of refusing or withdrawing his or her consent is that the Company will not be able to grant him or her awards under this Agreement or administer or maintain awards. Therefore, Participant understands that refusing or withdrawing his or her consent may affect his or her ability to participate in this Agreement (including the right to retain the Awards). Participant understands that he or she may contact his or her local human resources representative for more information on the consequences of his or her refusal to consent or withdrawal of consent. The following provisions shall only apply to Participant if he or she resides in the European Economic Area or the United Kingdom: (a) Data Collected and Purposes of Collection. Participant understands that the Company, acting as controller, as well as the employing any Parents or Subsidiaries , will process, to the extent permissible under applicable law, certain personal information about Participant, including name, home address and telephone number, information necessary to process the Awards (e.g., mailing address for a check payment or bank account wire transfer information), date of birth, social insurance number or other identification number, salary, nationality, job title, employment location, details of all Awards granted, canceled, vested, unvested or outstanding in Participant’s favor, and where applicable service termination date and reason for termination, any capital shares or directorships held in the Company (where needed for legal or tax compliance), and any other information necessary to process mandatory tax withholding and reporting (all such personal information is referred to as “Data”). The Data is collected from Participant, any Parents or Subsidiaries, and from the Company or other Subsidiary companies, for the purpose of implementing, administering and managing this Agreement pursuant to its terms. The legal bases (that is, the legal justification) for processing the Data is that it is necessary to perform, administer and manage this Agreement and in Company’s legitimate interests, which means the Company is using the relevant Data to conduct and develop its business activities, subject to Participant’s interest and fundamental rights. The Data must be provided in order for Participant to participate in this Agreement and for the parties to this Agreement to perform their respective obligations thereunder. If Participant does not provide Data, he or she will not be able to participate in and become a party to this Agreement. (b) Transfers and Retention of Data. Participant understands that the Data will be transferred to and among Company and Company’s other subsidiaries or affiliates (including any Parents or Subsidiaries ), as well as service providers (such as stock administration providers, brokers, transfer agents, accounting firms, payroll processing firms or tax firms), for the purposes explained above. Participant understands that the recipients of the Data may be located in the United States and in other jurisdictions outside of the European Economic Area where we or our service providers have operations. The United States and some of these other jurisdictions have not been found by the European Commission to have adequate data protection safeguards. If Company or its affiliates or subsidiaries transfer Data outside of the European Economic Area, we will take steps as required and recognized by the European Commission to provide adequate safeguards for the transferred Data, such as the European Commission approved standard contractual clauses or certification schemes, such as the EU-US Privacy Shield. Participant has a right to obtain details of the mechanism(s) under which Participant’s Data is transferred outside of the European Economic Area, or the

9 United Kingdom, which Participant may exercise by contacting DPO@smiledirectclub.com. (c) Participant’s Rights in Respect of Data. Participant has the right to access Participant’s Data being processed by the Company as well as understand why Company is processing such Data. Additionally, subject to applicable law, Participant is entitled to have any inadequate, incomplete or incorrect Data corrected (that is, rectified). Further, subject to applicable law, Participant may be entitled to the following rights in regard to his or her Data: (i) to object to the processing of Data; (ii) to have his or her Data erased, under certain circumstances, such as where it is no longer necessary in relation to the purposes for which it was processed; (iii) to restrict the processing of Participant’s Data so that it is stored but not actively processed (e.g., while the Company assesses whether Participant is entitled to have Data erased) under certain circumstances; (iv) to port a copy of the Data provided pursuant to the Agreement or generated by Participant, in a common machine-readable format; (v) to withdraw Participant’s consent to Company’s processing of Data; and (vi) to obtain a copy of the appropriate safeguards under which Data is transferred to a third country or international organization. To exercise his or her rights, Participant may contact the local human resources representative. Participant may also contact the relevant data protection supervisory authority, as he or she has the right to lodge a complaint. 9. Miscellaneous. (a) Governing Law. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of law. (b) Jurisdiction and Venue. THE PARTIES CONSENT TO PERSONAL JURISDICTION IN THE STATE OF DELAWARE. THE PARTIES AGREE THAT ANY ACTION OR PROCEEDING ARISING FROM OR RELATED TO THIS AGREEMENT SHALL BE BROUGHT AND TRIED EXCLUSIVELY IN THE STATE OR FEDERAL COURTS LOCATED IN THE STATE OF DELAWARE. THE PARTIES IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY OBJECTION TO THE LAYING OF VENUE OF ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT. THE PARTIES EXPRESSLY ACKNOWLEDGE THAT THE STATE OF DELAWARE IS A FAIR, JUST, AND REASONABLE FORUM AND AGREE NOT TO SEEK REMOVAL OR TRANSFER OF ANY ACTION FILED BY ANY OF THE OTHER PARTIES IN SUCH COURTS. FURTHER, THE PARTIES IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY CLAIM THAT SUCH SUIT, ACTION, OR PROCEEDING HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. SERVICE OF ANY PROCESS, SUMMONS, NOTICE, OR DOCUMENT BY CERTIFIED MAIL ADDRESSED TO A PARTY AT THE ADDRESS DESIGNATED PURSUANT TO SECTION 8(g) SHALL BE EFFECTIVE SERVICE OF PROCESS AGAINST SUCH PARTY FOR ANY ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT. A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY

10 SUCH COURT MAY BE ENFORCED IN ANY OTHER COURT TO WHOSE JURISDICTION ANY OF THE PARTIES IS OR MAY BE SUBJECT. (c) Addendum and Sub-Plans. Notwithstanding any provisions in this Agreement, the Restricted Shares shall be subject to any special terms and conditions set forth in any Addendum to this Agreement for Participant’s country. Moreover, if Participant relocates to one of the countries included in the Addendum, the special terms and conditions for such country will apply to Participant, to the extent the Company determines that the application of such terms and conditions is necessary or advisable for legal or administrative reasons. The Addendum constitutes part of this Agreement. Further, the Plan shall be deemed to include any special terms and conditions set forth in any applicable sub-plan for Participant’s country, and, if Participant relocates to a country for which the Company has established a sub-plan, the special terms and conditions for such country will apply to Participant, to the extent the Company determines that the application of such terms and conditions is necessary or advisable for legal or administrative reasons. (d) Entire Agreement; Enforcement of Rights; Amendment. This Agreement, together with the Plan and the Grant Notice, sets forth the entire agreement and understanding of the parties relating to the subject matter herein and merges all prior or contemporaneous discussions between them. Except as contemplated by the Plan, no modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing signed by the parties to this Agreement to the extent it would materially and adversely affect the rights of Participant. The failure by either party to enforce any rights under this Agreement shall not be construed as a waiver of any rights of such party. Notwithstanding anything to the contrary in the Plan or this Agreement, the Company reserves the right to revise this Agreement as it deems necessary or advisable, in its sole discretion and without the consent of Participant, to comply with Code Section 409A or to otherwise avoid imposition of any additional tax or income recognition under Section 409A of the Code in connection with the Restricted Shares. (e) Severability. If one or more provisions of this Agreement, the Grant Notice or the Plan are held to be unenforceable under Applicable Laws, the parties agree to renegotiate such provision in good faith. In the event that the parties do not reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, the Grant Notice and the Plan, (ii) the balance of the Agreement, the Grant Notice and the Plan shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement, the Grant Notice and the Plan shall be enforceable in accordance with its terms. (f) Language. If Participant has received this Agreement, the Grant Notice, the Plan or any other document related to the Restricted Shares and/or the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control. (g) Imposition of Other Requirements. The Company reserves the right to impose other requirements on Participant’s participation in the Plan, on the Restricted Shares and on any Shares allocated to the Restricted Shares, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require Participant to sign any additional agreements or undertakings that may be

11 necessary to accomplish the foregoing. Participant also acknowledges that the Applicable Laws of the country in which Participant is residing or working at the time of grant, vesting and settlement of the Restricted Shares or the sale of Shares received pursuant to the Restricted Shares (including any rules or regulations governing securities, foreign exchange, tax, labor, or other matters) may subject Participant to additional procedural or regulatory requirements that Participant is and will be solely responsible for and must fulfill. Such requirements may be outlined in but are not limited to the Addendum. Notwithstanding any provision herein, the Restricted Shares and Participant’s participation in the Plan shall be subject to any applicable special terms and conditions or disclosures as set forth in the Addendum. (h) Notices. Any notice, demand or request required or permitted to be given under this Agreement shall be in writing and shall be deemed sufficient when delivered personally or by overnight courier or sent by email or fax, or forty-eight (48) hours after being deposited in the U.S. mail or a comparable foreign mail service, as certified or registered mail with postage or shipping charges prepaid, addressed to the party to be notified at such party’s address as set forth below, as subsequently modified by written notice, or if no address is specified below, at the most recent address, email or fax number set forth in the Company’s books and records. If to the Company, to: SDC Financial, LLC 414 Union Street, 8th Floor Nashville, TN 37219 Attn: Chief Operating Officer If to Participant, to: Participant’s last residence shown on the records of the Company or its affiliates. (i) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument. Facsimile, email or other electronic execution and delivery of this Agreement (including but not limited to execution by electronic signature or click- through electronic acceptance) shall constitute valid and binding execution and delivery for all purposes and shall be deemed to be, and have the effect of, an original signature. (j) Successors and Assigns. The rights and benefits of this Agreement shall inure to the benefit of, and be enforceable by the Company’s successors and assigns. The rights and obligations of Participant under this Agreement may only be assigned with the prior written consent of the Company. (k) Electronic Delivery. The Company may, in its sole discretion, decide to deliver to Participant by email or any other electronic means any documents, elections or notices related to this Agreement, the Restricted Shares, the Shares allocated to the Restricted Shares, Participant’s current or future participation in the Plan, securities of the Company or any member of the Company Group or any other matter, including documents, elections and/or notices required to be delivered to Participant by applicable securities law or any other Applicable Laws or the Company’s Amended Certificate of Incorporation or Bylaws. By accepting this Agreement, whether electronically or otherwise, Participant hereby consents to receive such documents and notices by such electronic delivery and agrees to participate in the Plan through an on-line or electronic

12 system established and maintained by the Company or a third party designated by the Company, including but not limited to the use of electronic signatures or click-through electronic acceptance of terms and conditions.

13 EXHIBIT A SECTION 83(b) ELECTION 1. The name, taxpayer identification number, address of the undersigned, and the taxable year for which this election is being made are: TAXPAYER’S NAME: ________________________________ TAXPAYER’S SOCIAL SECURITY NUMBER: ___________ ADDRESS: __________________________________________ TAXABLE YEAR: 20__ Calendar Year The property which is the subject of this election is: ____ shares of restricted stock of SMILEDIRECTCLUB, INC., a Delaware Corporation. The property was transferred to the undersigned on _______________________. The property is subject to the following restrictions: The Restricted Shares are subject to automatic forfeiture to the Company if the undersigned’s service terminates before the first anniversary of the grant date (i.e., the date the property was transferred to the undersigned). The fair market value of the property at the time of transfer (determined without regard to any restriction other than a nonlapse restriction as defined in § 1.83-3(h) of the Income Tax Regulations) is: ____________________. For the property transferred, the undersigned paid $0 per share. The amount to include in gross income is ____________________. ___________________________________ Signature ___________________________________ Date